Exhibit 10.3
ZAI LAB LIMITED
2024 EQUITY INCENTIVE PLAN
RESTRICTED SHARE AWARD AGREEMENT
This award evidences the grant of Restricted Shares represented by [ADSs / Ordinary Shares] (the “Award”) by Zai Lab Limited (the “Company”), on [________] to [___________] (the “Grantee”) pursuant to and subject to the terms of the Zai Lab Limited 2024 Equity Incentive Plan (as amended from time to time, the “Plan”).
1.Grant of Restricted Shares. The Company grants to the Grantee on the date set forth above (the “Date of Grant”) [________] Restricted Shares represented by [____] ADSs (the “Shares”). Each ADS represents the right to receive [___] ([__]) Ordinary Shares (subject to any Share dividend, Share split or combination of Shares (including a reverse Share split)). No Shares can be acquired by the Grantee pursuant to this Award unless, within ninety (90) days of the Date of Grant, the Grantee has acknowledged and accepted the Award and thereby agreed to its terms by signing a copy of this instrument in the space indicated below.
2.Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan. In addition, the following term has the following meaning:
“Beneficiary”: In the event of the Grantee’s death, the beneficiary named in the written designation (in a form acceptable to the Administrator) most recently filed with the Administrator by the Grantee prior to the Grantee’s death and not subsequently revoked, or, if there is no such designated beneficiary, the executor or administrator of the Grantee’s estate. An effective beneficiary designation shall be treated as having been revoked only upon receipt by the Administrator, prior to the Grantee’s death, of an instrument of revocation in a form acceptable to the Administrator.
3.Nontransferability of Shares and Investment Representations.
(a)The Shares acquired by the Grantee pursuant to this Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below and in the Plan.
(b)The Grantee hereby covenants that (i) any sale of any Share acquired pursuant to this Award shall be made either pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any other applicable foreign or state securities laws, or pursuant to an exemption from registration under the Securities Act and such foreign or state securities laws and (b) the Grantee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the Shares and, in connection therewith, shall execute any documents which the Company shall in its sole discretion deem necessary or advisable.
4.Vesting; Forfeiture. The vesting and forfeiture provisions applicable to the Award are set forth in Exhibit A hereto.

5.Compliance with Plan Restrictions; Recovery of Compensation.
(a)By accepting the Award, the Grantee expressly acknowledges and agrees that in addition to the vesting and forfeiture provisions set forth in Exhibit A hereto, the Award (whether or not vested) is subject to forfeiture, and the Grantee and any permitted transferee shall be obligated to return to the Company the value received with respect to the Award (including any gain realized on a subsequent sale or disposition of Shares) in accordance with Section 6(a)(v) of the Plan (including any successor provision), and specifically acknowledges and agrees that the Grantee is subject to any clawback policy of the Company in effect as of the Date of Grant, including the Company’s Dodd-Frank Policy on Recoupment of Incentive Compensation, or that is adopted after the Date of Grant in order to comply with applicable law.
(b)The Grantee hereby (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any Shares that are unvested and/or forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to Shares hereunder, one or more stock powers, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any Shares that are forfeited hereunder.
6.Dividends. The Grantee shall be entitled to receive any and all dividends or other distributions paid with respect to those Shares of which the Grantee is the record owner on the record date for such dividend or other distribution; provided, however, that any property or cash (including, without limitation, any regular cash dividends) distributed with respect to a Share (the “associated share”) acquired hereunder, including without limitation a distribution of Shares by reason of a Share dividend, Share split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Award in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited; provided, further, that the Administrator may require that any cash distribution with respect to the Shares be placed in escrow. Any cash amounts that would otherwise have been paid with respect to an associated share shall be accumulated and paid to the Grantee, without interest, only upon, or within thirty (30) days following, the date on which such associated share vests hereunder (the “Vesting Date”) and any other property distributable with respect to such associated share shall also vest on the Vesting Date.
7.Retention of Certificates. Any certificates representing unvested Shares shall be held by the Company. If unvested Shares are held in book entry form, the undersigned agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.
8.Legends. Any certificates representing unvested Shares will bear such legends as determined by the Company that discloses the restrictions on transferability imposed on such Shares as a result of this Award and the Plan. As soon as practicable following the vesting of any such Shares, the Company shall cause a certificate or certificates covering such Shares, without the aforesaid legend, to be issued and delivered to the undersigned. If any Shares are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such Shares.
9.Certain Tax Matters.
(a)The Grantee has been advised to confer promptly with a professional tax advisor to consider whether the Grantee should make an “83(b) election” with respect to the Shares. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the Date of Grant, and the Grantee must provide the Company with a copy of the 83(b) election prior to filing. The Company has made no recommendation to the Grantee with respect to the advisability of making such an election.
(b)The Grantee expressly acknowledges and agrees that he or she shall be responsible for satisfying and paying all taxes arising from or due in connection with the grant or vesting of the Award. The Company shall have no liability or obligation relating to the foregoing.
10.Effect on Service. The grant of the Shares shall not give the Grantee any right to be retained in the service of the Company or any of its Subsidiaries, affect the right of the Company or any of its Subsidiaries to discharge or discipline such Grantee at any time, or affect any right of such Grantee to terminate his or her service at any time.
11.Provisions of the Plan. This Award is subject to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Date of Grant of this Award has been furnished or made available to the Grantee. By accepting this Award, the Grantee agrees to be bound by the terms of the Plan and this Award. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control.
12.Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect the Grantee’s rights under this Agreement shall be subject to the written consent of the Grantee. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.
13.Acknowledgements. The Grantee acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one and the same instrument, (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, will constitute an original signature for all purposes hereunder, and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Grantee.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer.

ZAI LAB LIMITED

By:

		Dated:	[ ]

The undersigned hereby acknowledges the terms set forth above and in Exhibit A, and in the Plan, and agrees to be bound thereby:

[Name of Grantee]

Dated:	[ ]

Signature Page to Restricted Share Award Agreement

Exhibit A
[Specific vesting and forfeiture terms to be specified in each grant.]